EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED

Third Amendment (“AMENDMENT”) to

Portal and Advertising Services Agreement

This Third Amendment is entered into and effective as of March 10, 2017 (the “Amendment Effective Date”), by and between AT&T Services, Inc., for and on behalf of its operating Affiliates, and Synacor, Inc., and hereby amends the Portal and Advertising Services Agreement, as amended (the “Portal Agreement”), between them which has an effective date of May 1, 2016, as set forth below. Capitalized terms used, but not defined in this Amendment shall have the meanings ascribed to them in the Portal Agreement.

WHEREAS, AT&T desires to include Google Maps Content on the Portal, and AT&T has asked Synacor to obtain a license from Google Inc. (“Google”) for such purpose; and

WHEREAS, the Parties desire to set forth in this Amendment certain terms and conditions with regard to the license and display of the Google Maps Content on the Portal and related matters;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Google Maps Agreement.  Promptly after the Amendment Effective Date Synacor agrees to enter into an agreement with Google for the license and display of Google Maps Content on the Portal (the “Google Maps Agreement”). The Google Maps products and services, and related APIs of Google ordered by Synacor under the Google Maps Agreement are hereinafter referred to as the “Google Maps Services.”  [*]

2.	Term.

(a)

The initial term of the Google Maps Agreement will be [*] (“Initial Term”), and automatically will renew for consecutive [*] terms (each a “Renewal Period”), unless Synacor provides written notice of termination to Google at least [*] days prior to expiration of the then-current term. The above notwithstanding, within [*] days prior to expiration of the Initial Term of the Google Maps Agreement and each subsequent Renewal Period, Synacor will give AT&T notice [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]. The terms of this Amendment shall continue to govern such Renewal Period, provided, that [*].

(b)	[*]

3.	Fees; Payment; Overage.

(a)	The [*] fee for the Initial Term of the Google Maps Agreement is [*] (the “[*] Fee”) [*].

(b)

In exchange for the [*] Fee Synacor will receive [*] (the “Usage Limit”). Synacor will monitor usage under the Google Maps Agreement to the extent it is provided access to such data from Google. If Synacor becomes aware through such monitoring, or if Synacor is notified by Google, that it is likely to exceed the Usage Limit, Synacor will promptly notify AT&T and the Parties will work together in good faith to determine whether Synacor should (i) amend the Google Maps Agreement to increase the Usage Limit [*], (ii) terminate the Google Maps Agreement, or (iii) take such other action as the Parties may mutually agree. [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*].

(c)	If usage under the Google Maps Agreement exceeds the Usage Limit, then Synacor will pay the fees invoiced by Google for any such overage [*].

4.	Data and Privacy.

(a)

Notwithstanding Sections 16.1(a)(i)(B), (b), and (e) (to the extent clause (e) relates to Synacor Agents), 16.3, and 16.5 of the Portal Agreement, the following shall apply to Synacor and the Synacor Agents solely to the extent relating to Synacor’s provision of the Google Maps Services through the Portal

AT&T grants to Synacor a perpetual, irrevocable, non-exclusive, worldwide, sublicensable, royalty-free license to use the AT&T Data and AT&T Derived Data [*], and the right to sublicense the foregoing license to Google, solely for the following purposes: (i) providing and improving the Google Map Services; (ii) if Synacor or AT&T opt to submit such User data through the Google Places API(s) (solely to the extent permitted under the Portal Agreement), allowing Google to use such data in Google products and services; and (iii) if Synacor or AT&T opt to submit such User data through the Google Maps Services implementation's features (solely to the extent permitted under the Portal Agreement), giving Users the ability to use the such data in Google products and services.

(b)

AT&T agrees to make, or to permit Synacor through the Portal to make, any implementations that may be necessary to obtain or confirm User consent, to the extent the Google Maps Agreement and/or implementation of the Google Maps Services requires such changes.  Synacor will notify AT&T promptly of any such changes Synacor reasonably believes may be required, and the Parties will work together in good faith to implement them.

5.

Warranties; Disclaimers; Indemnity; Limitation of Liability. Notwithstanding anything set forth in the Portal Agreement to the contrary, and solely with respect to Synacor’s provision of the Google Maps Content and Google Maps Services through the Portal, the following provisions shall apply to Synacor and Google, as Synacor Agent, in lieu of any representations, warranties, disclaimers of warranties, limitations of liability, and indemnity obligations under the Portal Agreement:

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

(a)

Representations and Warranties. Synacor represents and warrants to AT&T that (i) Synacor has the necessary right, power, and authority to enter into the Google Maps Agreement, and to include the Google Maps Content on the Portal as contemplated under the Google Maps Agreement, (ii) during the term of the Google Maps Agreement, Synacor will provide the Google Maps Services at the same level of service Synacor receives from Google, and (iii) Synacor shall perform its obligations under this Amendment in compliance with all applicable Laws and will be responsible for any fines and penalties arising from any noncompliance with any Laws resulting from a breach by Synacor or its Affiliates. In addition, the representations and warranties made by Synacor in Sections 18.1, 18.2(b), (e), (i), (j), and (l) of the Portal Agreement shall apply to Synacor’s performance under this Amendment.

(b)	Disclaimers.

(i)	THE REPRESENTATIONS AND WARRANTIES UNDER SECTION 5(a) ABOVE ARE THE SOLE REPRESENTATIONS AND WARRANTIES BEING MADE BY SYNACOR WITH REGARD TO THE GOOGLE MAPS CONTENT AND GOOGLE MAPS SERVICES.

(ii)	AT&T MAKES NO REPRESENTATIONS OR WARRANTIES WITH REGARD TO THE GOOGLE MAPS CONTENT AND GOOGLE MAPS SERVICES.

(iii)

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, SYNACOR DISCLAIMS ALL OTHER REPRESENTATIONS, WARRANTIES, CONDITIONS, OR OTHER TERMS OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING WARRANTIES OF SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMANCE WITH DESCRIPTION. WITHOUT LIMITATION: (A) ANY REPRESENTATION OR WARRANTY THAT THE OPERATION OF ANY SOFTWARE WILL BE ERROR-FREE OR UNINTERRUPTED, OR (B) ANY REPRESENTATION OR WARRANTY OF CONTENT ACCURACY.

(c)

Indemnity. Synacor agrees to indemnify, defend, and hold harmless the AT&T Indemnified Parties from and against any and all Claims brought by a Third Party against such AT&T Indemnified Parties solely to the extent, if any, [*].

(d)	Limitations of Liability.

(i)

IN THIS SECTION 5(d), “LIABILITY” MEANS ANY LIABILITY, WHETHER UNDER CONTRACT, TORT, OR OTHERWISE, INCLUDING FOR NEGLIGENCE. LIABILITY INCLUDES ALL AMOUNTS SYNACOR INCURS TO FULFILL ITS OBLIGATIONS UNDER SECTION 5(c) ABOVE (INDEMNITY).

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

(ii)	LIMITATIONS. SUBJECT TO SECTION 5(d)(iii) BELOW (EXCEPTIONS TO LIMITATIONS):

(A)

SYNACOR WILL NOT HAVE ANY LIABILITY ARISING OUT OF OR RELATING TO THE GOOGLE MAPS CONTENT OR GOOGLE MAPS SERVICES FOR (1) LOSS OF ANY ACTUAL OR ANTICIPATED PROFITS, ANTICIPATED SAVINGS, BUSINESS OPPORTUNITY, OR REPUTATION OR DAMAGE TO GOODWILL; OR (2) INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES (WHETHER OR NOT THE LOSSES WERE FORESEEABLE OR CONTEMPLATED BY THE PARTIES AS OF THE AMENDMENT EFFECTIVE DATE), OR EXEMPLARY OR PUNITIVE DAMAGES; AND

(B)	SYNACOR’S TOTAL AGGREGATE LIABILITY ARISING OUT OF OR RELATING TO THE GOOGLE MAPS AGREEMENT IS LIMITED TO [*].

(iii)	EXCEPTIONS TO LIMITATIONS. NOTHING IN THIS AMENDMENT EXCLUDES OR LIMITS SYNACOR’S LIABILITY FOR: [*].

6.	Miscellaneous.

(a)

Nothing herein shall be construed to grant to AT&T any right, title, or interest in or to the Google Maps Content or the Google Maps Services, and AT&T may not make any use of the foregoing, unless it has separately entered into an agreement with Google for such purpose.

(b)	Except as set forth in this Amendment all other terms of the Portal Agreement remain unchanged.

(c)	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signatures on following page]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers or representatives as of the Amendment Effective Date.

SYNACOR, INC.

By:	/s/ Himesh Bhise

Name:	Himesh Bhise

Title:	CEO

Date:	March 10, 2017

AT&T SERVICES, INC. (for and on behalf of its operating Affiliates)

By:	/s/ Benjamin Carroll

Name:	Benjamin Carroll

Title:	AVP

Date:	3/13/16

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